STRATEGIC GLOBAL INCOME FUND, INC.                                 ANNUAL REPORT



Dear Shareholder,

We are pleased to present you with the annual report for Strategic Global Income Fund, Inc. (the "Fund") for the fiscal year ended November 30, 1999.


MARKET REVIEW
================================================================================
[GRAPHIC OMITTED]

   Resurgent global economic growth put upward pressure on interest rates in most developed countries during the fiscal year ended November 30, 1999, resulting in only modest bond returns for the twelve month period. The Salomon Smith Barney World Government Bond Index (WGBI) returned only 1.05% on a currency-hedged basis for the 12 months ended November 30, 1999. As the dollar strengthened overall against currencies represented in the Index (the yen's strength was exceptional), the WGBI lost 2.10% on an unhedged basis.

   Emerging market bonds were the best performers last year, gaining 16.52% as measured by the JP Morgan Emerging Market Bond Index Plus (EMBI+). These markets saw a return of investor confidence after the sharp sell-off in the wake of the Russian debt crisis of 1998. The improving world economic growth and higher commodity prices are especially helpful to many of these natural resource based economies.

   The performance of the world's economies improved considerably in the last six months of the fiscal year. The United States, an engine of growth for several years, continued to perform exceptionally well and will almost certainly achieve a record for the longest expansion in February 2000. European economies, which were slow to rebound from the slump caused by the emerging markets crisis, have picked up strongly in recent months led by a sharp rebound in export orders and improving employment conditions. Japan's economy also recovered from crisis conditions in 1998, helped by massive government spending and the Bank of Japan's zero interest rate policy.


-----------------------

STRATEGIC GLOBAL
INCOME FUND, INC.

FUND PROFILE

INVESTMENT GOALS:
Primarily, high current
income; secondarily,
capital appreciation

PORTFOLIO MANAGER:
Stuart Waugh,
Mitchell Hutchins
Asset Management Inc.

COMMENCEMENT:
February 3, 1992

NYSE SYMBOL:
SGL

DIVIDEND PAYMENTS:
Monthly

-----------------------

ANNUAL REPORT

PORTFOLIO REVIEW
================================================================================
[GRAPHIC OMITTED]


AVERAGE ANNUAL TOTAL RETURNS (%), PERIODS ENDED 11/30/991

                                                                 Since Inception
                                                 1 Yr.     5 Yrs.    2/3/92
--------------------------------------------------------------------------------
Net Asset Value Return(2)                         0.51       8.28     7.17
Market Price Return(3)                           -6.41       8.38     5.17
SSB World Government Bond Index(4)               -2.10       6.53     7.71
JPM Emerging Market Bond Index Plus              16.52      13.82      N/A
--------------------------------------------------------------------------------

----------
1 Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results.
2 NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.
3 Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.
4  Unhedged, in $U.S. dollar terms.


Share Price, Dividend and Yield,(5) 11/30/99
--------------------------------------------
Net Asset Value     $12.56
Market Price        $10.00
12-Mo. Dividend    $1.0435
Market Yield(6)     10.21%
IPO Yield(7)         6.81%
--------------------------------------------

5  Prices and yields will vary.
6 Market yield is calculated by multiplying the November distribution by 12 and dividing by the Fund's closing price on November 30, 1999.
7 IPO yield is calculated by multiplying the November distribution by 12 and dividing by the initial public offering price. Portfolio Positioning

PORTFOLIO POSITIONING

   From January 1999 we positioned the Fund for a growth recovery. We kept duration (a measure of a bond fund's sensitivity to interest rates) between four and four-and-a-half years, more than a year underweighted relative to the WGBI. We maintained exposure in TIPS (Treasury Inflation-Protection Securities). We underweighted European and Japanese markets because they offered low yields. Combined, these strategies helped to mitigate the negative impact of rising yields in developed markets during the fiscal year.

   We substantially increased the Fund's allocation to noninvestment grade, emerging market debt early in the year and added selectively in the second half. This allocation decision added substantial value to the Fund's relative performance against the WGBI.


ASSET ALLOCATION*                   11/30/99     5/31/99     11/30/98
--------------------------------------------------------------------------------
Investment Grade Debt                 71.8%        70.9%       71.3%
Noninvestment Grade Debt              28.2         22.8        16.8
Cash                                   0.0          6.3        11.9
--------------------------------------------------------------------------------
Total                                100.0        100.0       100.0


* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

STRATEGIC GLOBAL INCOME FUND, INC.                                 ANNUAL REPORT


OUTLOOK AND STRATEGY
================================================================================
[GRAPHIC OMITTED]

   We have extended the Fund's duration after the recent back-up in yields by roughly 1/3rd of a year to over 4.6 years, still a significant underweight globally.


CHARACTERISTICS*                    11/30/99    5/31/99    11/30/98
--------------------------------------------------------------------------------
Weighted Average Maturity (years)    9.1 yrs    9.1 yrs     8.1 yrs
Weighted Average Duration (est.)     4.3 yrs    4.3 yrs     4.2 yrs
Net Assets ($mm)                      $247.9     $262.4      $286.5
--------------------------------------------------------------------------------

   The Fund's global duration underweight derives primarily from its zero-weight in Japanese Government Bonds (JGB). We expect to maintain this zero-weight exposure. Not only does the Japanese Ministry of Finance plan to issue an overwhelming supply of JGB in 2000, any recovery in Japan should be accompanied by some "normal" inflation and expectations of monetary tightening. Yet the JGB yield curve continues to price in only deflation.

   The Fund is slightly overweight duration in the United States and underweight duration in Europe. Although market yields in the United States and Europe are becoming more attractive, we have not seen the convergence of circumstances that would lead us to expect significant price upside. Therefore, we have not made up for the underweight position in Japan with substantial overweight positions in these markets.


CURRENCY EXPOSURE*                  11/30/99    5/31/99    11/30/98
--------------------------------------------------------------------------------
U.S. Dollar                             59.5%     66.3%      56.9%
Foreign Currency                        40.5      33.7       43.1
Total                                  100.0     100.0      100.0
--------------------------------------------------------------------------------

   The Fund presently has an approximately 30% weight in the euro, 6.5% weight in UK sterling, 5.0% weight in commodity currencies, 2.0% in Korean won and 0% in yen. The massive and accelerating U.S. current account deficit heightens the risk of a reversal of the dollar's appreciation in the long term and increases its vulnerability to a correction in the U.S. market. Nevertheless, in the short term, our view on the dollar is more balanced, and we intend to adjust the Fund's currency exposures based on macroeconomic and technical developments.


* Weightings represent percentages of portfolio assets as of November 30, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


The Fund presently holds about 30% in noninvestment grade debt, close to the 35% maximum allowed by prospectus. These investments are primarily in emerging market credits that we believe have reasonable chances of receiving upgrades this year (Mexico, Trinidad and Tobago, and Turkey). The Fund also owns some lower rated credits like Brazil, which have high yields and where we believe the credit outlook is stable in the short term.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on Strategic Global Income Fund, Inc. Or a fund in the PaineWebber Family of Funds,(8) please contact your Financial Advisor.


Sincerely,


/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Stuart Waugh

STUART WAUGH
Managing Director, Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Strategic Global Income Fund, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30,1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

8 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND, INC.


PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1999


  PRINCIPAL
   AMOUNT                                                                  MATURITY                 INTEREST
   (000)*                                                                    DATES                    RATES                VALUE
  --------                                                                 ---------                ---------            ----------
LONG-TERM DEBT SECURITIES--89.24%

BRAZIL--1.14%
US$ 4,221   Federal Republic of Brazil, DCB ...................            04/15/12                  7.000%+             $2,822,794
                                                                                                                         -----------

BULGARIA--1.41%
US$ 5,000   Republic of Bulgaria, FLIRB .......................            07/28/12                   2.750#              3,500,000
                                                                                                                         -----------

CANADA--2.21%
    7,935   Government of Canada ..............................            09/01/01                    7.000              5,480,199
                                                                                                                         -----------

EL SALVADOR--1.53%
US$ 3,830   Republic of El Salvador (6)(9) ....................             08/15/06                   9.500              3,791,700
                                                                                                                         -----------

GERMANY--9.26%
   23,250   Federal Republic of Germany .......................       07/15/03 to 07/04/09         3.250 to 6.500        22,959,992
                                                                                                                         -----------

HUNGARY--1.12%
  700,000   Government of Hungary .............................            06/12/01                    13.500             2,781,749
                                                                                                                         -----------

ITALY--2.46%
    5,317   Republic of Italy .................................            04/01/04                     8.500             6,102,696
                                                                                                                         -----------

JAPAN--0.93%
US$ 2,330   Sony Corporation ..................................            03/04/03                     6.125             2,290,865
                                                                                                                         -----------

KOREA--2.18%
US$ 5,150   Republic of Korea .................................      04/15/03 to 04/15/08          8.750 to 8.875         5,400,238
                                                                                                                         -----------

MEXICO--9.07%
US$ 2,536   Coca Cola Femsa, S.A. de C.V ......................            11/01/06                     8.950             2,516,980
US$ 3,438   Mexican Multi Year Refinance Loan Participation
              (Salomon Brothers)(2)(6)                                     03/20/05                     6.063+            3,119,531
US$ 3,755   Pemex Finance Limited .............................            11/15/03                     6.125             3,636,718
US$12,032   United Mexican States, DISC (3)....................            12/31/19                 6.933 to 6.943+      10,888,960
US$ 3,000   United Mexican States, PAR (4) ....................            12/31/19                     6.250             2,321,250
                                                                                                                         -----------
                                                                                                                         22,483,439
                                                                                                                         -----------

MOROCCO--4.17%
US$ 7,147   Kingdom of Morocco Loan Participation, Tranche A
              (JP Morgan) (2)(6)                                           01/01/09                     6.844+            6,325,433
US$ 4,524   Kingdom of Morocco Loan Participation, Tranche A
              (Salomon Brothers) (2)(6)                                    01/01/09                     6.844+            4,003,571
                                                                                                                         -----------
                                                                                                                         10,329,004
                                                                                                                         -----------

NETHERLANDS--5.31%
   13,012   Government of Netherlands .........................       09/15/01 to 01/15/28         5.500 to 8.750        13,165,951
                                                                                                                         -----------

NEW ZEALAND--0.94%
    4,250   Government of New Zealand .........................             03/15/02                   10.000             2,331,403
                                                                                                                         -----------

STRATEGIC GLOBAL INCOME FUND, INC.


  PRINCIPAL
   AMOUNT                                                                  MATURITY                 INTEREST
   (000)*                                                                    DATES                    RATES                VALUE
  --------                                                                 ---------                ---------            ----------
LONG-TERM DEBT SECURITIES (concluded)

Panama--1.64%
US$ 2,896   Republic of Panama ................................             04/01/29                   9.375%            $2,722,240
US$ 1,806   Republic of Panama, PDI (7) .......................             07/17/16                   6.500+             1,343,489
                                                                                                                        -----------
                                                                                                                          4,065,729
                                                                                                                        -----------

Philippines--2.52%
US$ 6,129   Republic of Philippines ...........................             10/21/24                   9.500              6,242,999
                                                                                                                        -----------

Poland--3.44%
   20,011   Republic of Poland ................................       06/12/02 to 02/12/03            12.000              4,507,428
US$ 6,500   Republic of Poland, PAR ...........................             10/27/24                   3.500#             4,030,000
                                                                                                                        -----------
                                                                                                                          8,537,428
                                                                                                                        -----------

Russia--0.47%
  US$ 289   Russian IAN (1)(9) ................................             12/15/15                   6.063+                44,148
US$ 8,420   Russian Principal Loan
              (Chase Manhattan Bank) (1)(2)(6)                              12/15/20                   6.063+             1,115,650
                                                                                                                        -----------
                                                                                                                          1,159,798
                                                                                                                        -----------

Trinidad & Tobago--1.84%
US$ 4,500   Republic of Trinidad & Tobago (6)(9) ..............             10/01/09                   9.875             4,550,265
                                                                                                                        -----------

Tunisia--1.50%
US$ 4,500   Banque Centrale de Tunisie ........................             09/19/27                   8.250              3,723,750
                                                                                                                        -----------

Turkey--0.91%
US$ 2,215   Republic of Turkey ................................             11/05/04                  11.875              2,262,069
                                                                                                                        -----------

United Kingdom--10.33%
   15,030   United Kingdom Gilt ...............................       08/27/02 to 12/07/03         6.500 to 10.000       25,612,128
                                                                                                                        -----------

United States--22.89%
    1,825   Associates Corporation of North America ...........             11/01/03                   5.750              1,751,591
    3,740   CIT Group Incorporated ............................             02/15/04                   5.500              3,530,654
    5,700   Clorox Corporation ................................             07/15/01                   8.800              5,899,614
NZD 2,325   Federal National Mortgage Association .............             06/20/02                   7.250              1,188,126
    5,920   Federal National Mortgage Association .............             05/15/08                   6.000              5,620,904
    2,735   FMR Corporation (9) ...............................             06/15/29                   7.570              2,694,404
    6,000   Ford Motor Credit Corporation .....................             09/10/02                   6.550              5,959,644
    6,000   General Motors Acceptance Corporation .............             11/10/03                   5.750              5,743,086
    2,700   Lear Corporation (9) ..............................             05/15/05                   7.960              2,611,551
    3,200   MGM Grand Incorporated ............................             02/01/05                   6.950              2,980,288
    6,775   U.S. Treasury Bonds ...............................             11/15/27                   6.125              6,455,308
   10,633   U.S. Treasury Inflation Index Notes ...............       01/15/08 to 04/15/28             3.625              9,939,819
    2,394   Wells Fargo Company ...............................             09/03/02                   6.500              2,379,861
                                                                                                                        -----------
                                                                                                                         56,754,850
                                                                                                                        -----------

Venezuela--1.97%
US$ 2,808   Republic of Venezuela .............................             09/15/27                   9.250              1,776,060
US$ 4,825   Republic of Venezuela, PAR (5) ....................             03/31/20                   6.750              3,112,125
                                                                                                                        -----------
                                                                                                                          4,888,185
                                                                                                                        -----------
Total Long-Term Debt Securities (cost-- $234,056,007)..........                                                         221,237,231
                                                                                                                        -----------

STRATEGIC GLOBAL INCOME FUND, INC.

  PRINCIPAL
   AMOUNT                                                                  MATURITY                 INTEREST
   (000)*                                                                    DATES                    RATES                VALUE
  --------                                                                 ---------                ---------            ----------
SHORT-TERM DEBT SECURITies--8.10%

Australia--2.41%
    9,385   Australia Treasury Bill ...........................             12/09/99                  4.750%(8)        $  5,976,967
                                                                                                                       ------------

Germany--2.62%
    6,445   Federal Republic of Germany .......................             12/17/99                   4.250              6,483,996
                                                                                                                       ------------

Netherlands--1.66%
    3,999   Government of Netherlands .........................             05/15/00                   9.000              4,118,240
                                                                                                                       ------------

United States--1.41%
    3,500   Federal Home Loan Bank ............................             08/09/00                   5.710              3,492,513
                                                                                                                       ------------
Total Short-Term Debt Securities (cost--$21,228,894)...........                                                          20,071,716
                                                                                                                       ------------
Total Investments (cost--$255,284,901)--97.34%.................                                                          241,308,94
Other assets in excess of other liabilities--2.66%.............                                                           6,606,269
                                                                                                                       ------------
Net Assets--100.00%............................................                                                        $247,915,216
                                                                                                                       ============


Note: The Portfolio of Investments is listed by the issuer's country of origin.
*  In local currency unless otherwise indicated.
DCB   Debt Conversion Bond.
DISC  Discount Bond.
FLIRB Front-loaded Interest Reduction Bond.
IAN   Interest Arrears Note.
NZD   New Zealand Dollars.
PAR   Par Bond.
PDI   Past Due Interest Bond.
US$   United States Dollars.
+   Reflects rate at November 30, 1999 on variable coupon rate instruments.
#   Reflects rate at November 30, 1999 on step coupon rate instruments.
(1) Non-income producing security.
(2) Participation interest was acquired through the financial institution indicated parenthetically.
(3) With an additional 17,818,000 recoverable rights attached maturing on 06/30/03 with no market value.
(4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value.
(5) With 24,125 oil warrants attached expiring on 04/15/20 with no market value.
(6) Illiquid securities representing 9.24% of net assets.
(7) Interest may be capitalized.
(8) Interest rate shown is discount rate at date of purchase.
(9) Security exempt from  registration  under Rule 144A of the Securities Act of
    1933.   These   securities  may  be  resold  in  transactions   exempt  from
    registration, normally to qualified institutional buyers.


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                    Unrealized
                  Contracts to                                     Appreciation
                     Deliver     In Exchange for   Maturity Dates (Depreciation)
                  ------------   ---------------   --------------  ------------
British Pounds ...  2,675,000   US$     4,299,528    12/08/99       $  32,555
British Pounds ...  3,815,000   US$     6,140,929    02/29/00          52,189
U.S. Dollars .....  3,309,058   EUR     3,140,000    12/06/99        (149,469)
U.S. Dollars .....  1,787,614   EUR     1,709,000    02/22/00         (57,728)
U.S. Dollars .....  4,909,213   KRW 5,703,290,000    01/26/00          10,598
                                                                    ---------
                                                                    $(111,855)
                                                                    =========

----------
Currency Type Abbreviation:
EUR - Euros
KRW - Korean Won
US$ - United States Dollars


INVESTMENTS BY TYPE OF ISSUER

                                                      Percentage of Net Assets
                                                     ---------------------------
                                                     Long-term        Short-term
                                                     ---------        ----------
Government and other public issuers ................    72.30%          8.10%
Financial ..........................................     9.95             --
Consumer Products ..................................     2.38             --
Oil/Gas ............................................     1.47             --
Gaming .............................................     1.20             --
Industrial .........................................     1.02             --
Manufacturing ......................................     0.92             --
                                                        -----          -----
                                                        89.24%          8.10%
                                                        =====          =====


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1999


ASSETS
Investments in securities, at value (cost--$255,284,901) ........  $241,308,947
Cash denominated in foreign currencies, at value (cost--$10,243)         10,180
Interest receivable .............................................     4,713,155
Receivables for investments and foreign currency sold ...........     2,490,269
Unrealized appreciation on forward foreign currency contracts ...        95,342
Other assets ....................................................        21,365
                                                                   ------------
Total assets ....................................................   248,639,258
                                                                   ------------

LIABILITIES
Unrealized depreciation on forward foreign currency contracts ...       207,197
Payable to affiliates ...........................................       206,326
Due to custodian ................................................        53,349
Accrued expenses and other liabilities ..........................       257,170
                                                                   ------------
Total liabilities ...............................................       724,042
                                                                   ------------

NET ASSETS
Capital stock - $0.001 par value; total authorized shares -
  100,000,000; 19,730,628 shares issued and outstanding .........   264,838,391
Distributions in excess of net investment income ................       (29,651)
Accumulated net realized losses from investment transactions ....    (2,574,803)
Net unrealized depreciation of investments, other assets,
  liabilities and forward contracts denominated in
  foreign currencies ............................................   (14,318,721)
                                                                   ------------
Net assets ......................................................  $247,915,216
                                                                   ============
Net asset value per share .......................................       $ 12.56
                                                                        =======


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.


STATEMENT OF OPERATIONS

                                                                    FOR THE
                                                                     YEAR
                                                                     ENDED
                                                               NOVEMBER 30, 1999
                                                               -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $18,689) ...........  $19,693,773
                                                                    -----------

EXPENSES:
Investment advisory and administration ...........................    2,669,363
Custody and accounting ...........................................      201,581
Reports and notices to shareholders ..............................       95,755
Legal and audit ..................................................       90,599
Transfer agency fees .............................................       23,036
Directors' fees ..................................................       10,500
Other expenses ...................................................       30,376
                                                                    -----------
                                                                      3,121,210
                                                                    -----------
Net investment income ............................................   16,572,563
                                                                    -----------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS:
Net realized losses from:
  Investment transactions ........................................   (1,979,656)
  Foreign currency transactions ..................................   (3,570,431)
Net change in unrealized depreciation of:
  Investments ....................................................  (12,254,397)
  Other assets, liabilities and forward contracts
    denominated in foreign currencies ............................     (265,458)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ......  (18,069,942)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $(1,497,379)
                                                                    ===========


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      For the
                                                                                                    Year Ended
                                                                                                   November 30,
                                                                                          -----------------------------
                                                                                               1999            1998
                                                                                          -------------   -------------
From operations:
Net investment income ..................................................................  $  16,572,563   $  19,868,456
Net realized gains (losses) on investment transactions .................................     (1,979,656)      3,457,367
Net realized losses from foreign currency transactions .................................     (3,570,431)     (2,344,342)
Net change in unrealized depreciation of:
  Investments ..........................................................................    (12,254,397)     (1,116,313)
  Other assets, liabilities and forward contracts denominated in foreign currencies ....       (265,458)       (341,222)
                                                                                          -------------   -------------
Net increase (decrease) in net assets resulting from operations ........................     (1,497,379)     19,523,946
                                                                                          -------------   -------------

Dividends and distributions to stockholders from:
Net investment income ..................................................................    (10,003,872)    (18,535,356)
Net realized gains from investment transactions ........................................             --     (10,578,170)
Paid in capital ........................................................................    (11,342,923)     (1,264,040)
                                                                                          -------------   -------------
                                                                                            (21,346,795)    (30,377,566)
                                                                                          -------------   -------------

Capital stock transactions:
Cost of shares repurchased .............................................................    (15,736,019)     (3,019,634)
                                                                                          -------------   -------------
Net decrease in net assets .............................................................    (38,580,193)    (13,873,254)

Net Assets:
Beginning of year ......................................................................    286,495,409     300,368,663
                                                                                          -------------   -------------
End of year ............................................................................  $ 247,915,216   $ 286,495,409
                                                                                          =============   =============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market quotations for its securities from independent pricing services and broker-dealers. Independent pricing services use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies are valued based on the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS~


   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the Fund's investments denominated in foreign currencies are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities and to hedge the value of portfolio securities denominated in a particular currency.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to

NOTES TO FINANCIAL STATEMENTS~


securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At November 30, 1999, the Fund owed Mitchell Hutchins $206,326 in investment advisory and administration fees.

SECURITY LENDING

   The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30, 1999, PaineWebber earned $6,602 in compensation as the Fund's lending agent, and the Fund earned compensation of $19,809 net of fees, rebates and expenses. At November 30, 1999, there were no securities on loan. PaineWebber also has been approved as a borrower under the Fund's securities lending program.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at November 30, 1999, was substantially the same as the cost of securities for financial statement purposes.

   At November 30, 1999, the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an
     excess value over cost) .................................  $  5,338,674

   Gross depreciation (investments
     having an excess of cost over value) ....................   (19,314,628)
                                                                ------------
   Net unrealized depreciation of investments ................  $(13,975,954)
                                                                ============

   For the year ended November 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $135,269,716 and $147,444,842, respectively.

NOTES TO FINANCIAL STATEMENTS


CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 19,730,628 shares outstanding at ~November 30, 1999, Mitchell Hutchins owned 10,866 shares.

   For the year ended November 30, 1999, the Fund repurchased 1,419,800 shares of common stock at an average market price per share of $11.02 and a weighted average discount from net asset value of 14.88% per share.

   For the period September 17, 1998 (commencement of repurchase program) through November 30, 1999, the Fund repurchased 1,676,500 shares of common stock at an average market price per share of $11.13 and a weighted average discount from net asset value of 14.54% per share. At November 30, 1999, paid-in-capital was reduced by the cost of $18,755,653 of capital stock repurchased.

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1999, distributions in excess of net investment income was increased by $7,878,662, accumulated net realized gains from investment transactions were increased by $3,464,261 and capital stock was decreased by $11,342,923. Permanent book/tax differences are primarily attributable to foreign currency losses and distributions in excess of net investment income.

   At November 30, 1999, the Fund had a net capital loss carryforward of $1,988,585 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by November 30, 2007. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

STRATEGIC GLOBAL INCOME FUND, INC.





FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:

                                                                                    For the Years Ended November 30,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
Net asset value, beginning of year ................................   $  13.55     $  14.03     $  14.42     $  13.41     $  13.07
                                                                      --------     --------     --------     --------     --------
Net investment income .............................................      0.81@         0.94         1.09         1.12         1.19
Net realized and unrealized gains (losses) from
  investments and foreign currency ................................    (0.89)@        (0.02)       (0.36)        1.12         0.27
                                                                      --------     --------     --------     --------     --------
Net increase (decrease) from investment operations ................      (0.08)        0.92         0.73         2.24         1.46
                                                                      --------     --------     --------     --------     --------
Dividends from net investment income ..............................      (0.48)       (0.87)       (0.96)       (1.19)       (1.12)
Distributions from net realized gains from
  investment and foreign currency transactions ....................         --        (0.49)       (0.16)       (0.04)          --
Distributions from paid-in-capital ................................      (0.56)       (0.06)          --           --           --
                                                                      --------     --------     --------     --------     --------
Total dividends and distributions to shareholders .................      (1.04)       (1.42)       (1.12)       (1.23)       (1.12)
                                                                      --------     --------     --------     --------     --------
Net increase in net asset value resulting from
  repurchase of capital stock .....................................       0.13         0.02           --           --           --
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year ......................................   $  12.56     $  13.55     $  14.03     $  14.42     $  13.41
                                                                      ========     ========     ========     ========     ========
Market value, end of year .........................................   $  10.00     $  11.75     $  11.94     $  12.25     $  11.25
                                                                      ========     ========     ========     ========     ========
Total investment return (1) .......................................      (6.41)%      10.66%        6.67%       20.80%       11.81%
                                                                      ========     ========     ========     ========     ========
Ratios/Supplemental Data:
Net assets, end of year (000's) ...................................   $247,915     $286,495     $300,369     $308,714     $287,159
Expenses to average net assets ....................................       1.17%        1.16%        1.20%        1.21%        1.24%
Net investment income to average net assets .......................       6.21%        6.82%        7.63%        8.14%        9.20%
Portfolio turnover rate ...........................................         58%         120%         134%         111%         121%

@   Calculated using average shares outstanding for the year.

(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each year reported. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc., including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the securities owned at November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 1999 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 14, 2000

STRATEGIC GLOBAL INCOME FUND, INC.


TAX INFORMATION (unaudited)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.4873 taxable as ordinary income and $0.5562 from paid-in capital.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

STRATEGIC GLOBAL INCOME FUND, INC.





GENERAL INFORMATION (unaudited)

THE FUND

   Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which had approximately $67 billion in assets under management as of December 31, 1999.

   The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act of 1940, as amended, the Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any such company is owned by the Fund,
(ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. If the Fund acquires shares in other investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including investment advisory and administrative fees) and, indirectly, the expenses of such investment companies (including investment advisory and administrative fees).

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL and NEW YORK TIMES and BARRON'S, as well as numerous other publications.

   At a meeting held on December 17, 1999, the Fund's board of directors adopted several amendments to the Fund's bylaws. The bylaws were amended to specify that, under normal circumstances, a director or officer of the Fund will serve as Chairman of stockholder meetings. The Chairman has the power to decide the order of business at stockholder meetings and is able to adopt and enforce procedures that govern action by meeting participants. The amendments clarify that the Chairman has the power to adjourn stockholder meetings. The amendments also increase the percentage of outstanding shares necessary for stockholders to call a special stockholders meeting from 25% to a majority of the shares that would be entitled to vote at the meeting.

YEAR 2000 RISKS

   Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

STRATEGIC GLOBAL INCOME FUND, INC.


GENERAL INFORMATION (unaudited)

   Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DIVIDEND REINVESTMENT PLAN

   The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

STRATEGIC GLOBAL INCOME FUND, INC.


GENERAL INFORMATION (unaudited) (concluded)

DISTRIBUTION POLICY

   Effective January 2000, the Fund's board has revised the Fund's managed distribution policy. The Fund will make regular monthly distributions at an annualized rate equal to 10% of the Fund's net assets value, as determined as of the last day on which the NYSE is open for trading during the first week of the month (usually a Friday, unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net assets value as determined as of the last trading day during the first week of the month. Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

   To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

   Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has received an exemptive order from the Securities and Exchange Commission to permit this. The Fund's board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

                      This page intentionally left blank.

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
                                George W. Gowen

CHAIRMAN
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld           Dennis L. McCauley
VICE PRESIDENT                  VICE PRESIDENT

Dianne E. O'Donnell             Stuart Waugh
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

STRATEGIC
GLOBAL
INCOME
FUND, INC.

ANNUAL REPORT

NOVEMBER 30, 1999

                                  PAINEWEBBER
                       (c) 2000 PaineWebber Incorporated
                                  Member SIPC
                              All rights reserved.